UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 3, 2003
                Date of Report (Date of earliest event reported)

                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                      0-20632                 43-1175538
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


                   135 North Meramec, Clayton, Missouri 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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                                First Banks, Inc.

                                Table of Contents





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Item 5.    Other Events and Regulation FD Disclosure......................  1

SIGNATURES................................................................  2


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               Item 5 - Other Events and Regulation FD Disclosure


     On January 2, 2003, First Banks, Inc., or First Banks, issued a press release announcing completion on December 31, 2002 of the buyout of the publicly held common shares of First Banks America, Inc. or FBA. Prior to the transaction, First Banks owned 93.78% of FBA, and the remaining 6.22% of FBA was held publicly. A copy of the press release is attached as Exhibit 99.3.




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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                FIRST BANKS, INC.




                                By:  /s/  James F. Dierberg
                                     ---------------------------------------
                                          James F. Dierberg
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer
January 3, 2003                           (Principal Executive Officer)





                                By:  /s/ Allen H. Blake
                                     ---------------------------------------
                                         Allen H. Blake
                                         President, Chief Operating Officer
                                         and Acting Chief Financial Officer
January 3, 2003                          (Principal Financial and
                                         Accounting Officer)



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                                                                    Exhibit 99.3

                                  PRESS RELEASE

FIRST BANKS AMERICA, INC.                   FIRST BANKS, INC.
SAN FRANCISCO, CALIFORNIA                   ST. LOUIS, MISSOURI

Contacts: Terrance M. McCarthy              Allen H. Blake
          Executive Vice President and      President and Chief
            Chief Operating Officer            Financial Officer
          First Banks America, Inc.         First Banks, Inc.
          (314) 592-5000                    (314) 592-5000

TRADED:  NYSE                               NASDAQ
SYMBOL:  FBA                                FBNKO, FBNKN and FBNKM

FOR IMMEDIATE RELEASE


                 First Banks America, Inc. and First Banks, Inc.
                  Jointly Announce Completion of the Buyout of
             First Banks America, Inc.'s Publicly Held Common Shares

     St. Louis, Missouri, January 2, 2003. First Banks America, Inc., San Francisco, California ("FBA"), and First Banks, Inc., St. Louis, Missouri ("First Banks") jointly announce completion, on December 31, 2002, of the purchase by First Banks of FBA's publicly held common shares. Prior to completion of the transaction, First Banks owned 93.78% of FBA and the public stockholders owned 6.22%. Pursuant to the previously announced Agreement and Plan of Merger, which was approved by FBA's shareholders, FBA's publicly held shares were purchased for approximately $32.4 million, or $40.54 per share.

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